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                             PENN SERIES FUNDS, INC.
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2004

               THIS SUPPLEMENT IS EFFECTIVE AS OF AUGUST 1, 2004.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1.   NAME CHANGE OF EMERGING GROWTH FUND AND GROWTH EQUITY FUND

The Board of Directors of the Penn Series Funds, Inc. (the "Company") has approved a name change for two of the Company's portfolios. Effective August 1, 2004:

     -    the Growth Equity Fund will be renamed the Growth Stock Fund; and

     -    the Emerging Growth Fund will be renamed the Small Cap Growth Fund.

In connection with its name change, the Small Cap Growth Fund will adopt a non-fundamental policy that, under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. Investors will be given 60 days' advance notice of any change in this policy. For purposes of this policy, small capitalization companies have market capitalizations within the range of the Russell 2000 Growth Index.

2.   CHANGES IN INVESTMENT ADVISORY ARRANGEMENTS

On May 20, 2004, the Company's Board of Directors approved changes to the investment advisory arrangements for certain of the Company's portfolios. Specifically, the Board approved the following sub-adviser changes:

        FUND                       REPLACED SUB-ADVISER                       NEW SUB-ADVISER
Large Cap Value Fund         Putnam Investment Management, LLC        Lord, Abbett & Co. LLC
Large Cap Growth Fund        Franklin Advisers, Inc.                  ABN AMRO Asset Management, Inc.
Small Cap Growth Fund        RS Investment Management, Inc.           Bjurman, Barry & Associates
Small Cap Value Fund         Royce & Associates, LLC                  Goldman Sachs Asset Management, L.P.

The new sub-advisers will begin providing day to day investment management services to their respective Funds on August 1, 2004. All references in the prospectus to a replaced sub-adviser are hereby deleted.

In addition, the Board approved the hiring of T. Rowe Price Associates, Inc. to act as sub-adviser to the Growth Stock Fund effective August 1, 2004. Presently, Independence Capital Management, Inc. ("ICMI"), the Company's investment adviser, provides day to day investment management services to the Growth Stock Fund. As with the Company's other sub-advised Funds, T. Rowe Price will manage the Growth Stock Fund subject to the oversight of ICMI.

3.   CHANGES WITH RESPECT TO THE GROWTH STOCK FUND

The information in the INVESTMENT STRATEGY and RISKS OF INVESTING sub-sections of the section entitled GROWTH EQUITY FUND (renamed Growth Stock Fund, effective August 1, 2004) on page 21 of the prospectus is hereby deleted and replaced with the following:

INVESTMENT STRATEGY. Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of a diversified group of growth companies. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in common stocks of well established companies that the Sub-Adviser believes have long-term growth potential. In selecting the

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Fund's investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser's approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. Those special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 25% of total assets), futures, and options, in keeping with Fund objectives.

RISKS OF INVESTING. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. By investing in the common stocks of larger, well established companies, the Sub-Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, growth companies, may underperform compared to other market segments or the equity markets as a whole.

In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. Investments in futures and options, if any, are subject to additional volatility and potential losses. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

The first sentence under the heading T. ROWE PRICE ASSOCIATES, INC. in the sub-section SUB-ADVISERS on page 55 of the prospectus is hereby deleted and replaced with the following:

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T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price
Associates") is sub-adviser to the FLEXIBLY MANAGED, HIGH YIELD BOND AND GROWTH STOCK FUNDS.

The following is to be included immediately after the last paragraph under the heading T. ROWE PRICE ASSOCIATES, INC. in the sub-section SUB-ADVISERS on page 55 of the prospectus.

Robert W. Smith, Vice President of Price Associates, is Chairman of the Investment Advisory Committee that manages the Growth Stock Fund. Mr. Smith has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. He has been managing investments since 1987.

4.   CHANGES WITH RESPECT TO THE LARGE CAP VALUE FUND

The information in the INVESTMENT STRATEGY and RISKS OF INVESTING sub-sections of the section entitled LARGE CAP VALUE FUND on page 24 of the prospectus is hereby deleted and replaced with the following:

INVESTMENT STRATEGY. The Fund primarily invests in equity securities of large, seasoned U.S. and multinational companies that the Sub-Adviser believes are undervalued. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. For this Fund, large capitalization companies are those with market capitalizations above $5 billion at the time of purchase by the Fund although this market capitalization threshold may vary in response to changes in the market. Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts ("ADRs"), and similar instruments. The Sub-Adviser considers multinational companies to be companies that conduct their business operations and activities in more than one country. The Sub-Adviser also considers seasoned companies to be established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market. In selecting investments for the Fund, the Sub-Adviser seeks to invest in securities selling at reasonable prices in relation to its assessment of their potential value. The Sub-Adviser generally sells a security when it thinks the security seems less likely to benefit from the current market and/or economic environment, shows deteriorating fundamentals, or has reached the Sub-Adviser's valuation target. In addition, the Fund may also invest up to 10% of its net assets in foreign securities. The Fund's investments in ADRs are not subject to this limitation.

RISKS OF INVESTING. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average total return. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may

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affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

The information included under the heading PUTNAM INVESTMENT MANAGEMENT, LLC in the sub-section SUB-ADVISERS on page 55 of the prospectus is hereby deleted.

The first two sentences under the heading LORD, ABBETT & CO. LLC in the sub-section SUB-ADVISERS on page 56 of the prospectus is hereby deleted and replaced with the following:

LORD, ABBETT & CO. LLC. Lord, Abbett & Co. LLC ("Lord Abbett") is sub-adviser to the STRATEGIC VALUE AND LARGE CAP VALUE FUNDS. As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Funds.

The following is to be included immediately after the last paragraph under the heading LORD, ABBETT & CO. LLC in the sub-section SUB-ADVISERS on page 56 of the prospectus.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Large Cap Value Fund's investments. Robert G. Morris and Eli M. Salzmann are primarily responsible for the day-to-day management of the Fund.

Robert G. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991 from Chase Manhattan Bank where he served as Vice President & Manager of Equity & Equity Investment Research. Mr. Morris has been in the investment business since 1971 and is a holder of a Chartered Financial Analyst designation.

Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, joined Lord Abbett in 1997 from Mutual of America where he was a portfolio manager/analyst. His prior experience was at PaineWebber, Inc. where he held various positions as Vice President (Research)-Mitchell Hutchins Asset Management, Manager of Finance-Consumer Markets, and Financial Analyst-Corporate Finance/Venture Capital. Mr. Salzmann has been in the investment business since 1986.

5.   CHANGES WITH RESPECT TO THE LARGE CAP GROWTH FUND

The information in the INVESTMENT STRATEGY and RISKS OF INVESTING sub-sections of the section entitled LARGE CAP GROWTH FUND on page 27 of the prospectus is hereby deleted and replaced with the following:

INVESTMENT STRATEGY. Under normal conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. For this Fund, large capitalization companies are those with market capitalizations above $3 billion at the time of purchase by the Fund although this market capitalization threshold may vary in response to changes in the market. The Sub-Adviser uses a bottom-up approach and invests in a combination of securities that offer potential for growth, including primarily large cap dividend and non-dividend paying common stocks, preferred stocks and convertible securities. The Sub-Adviser then identifies stocks of companies with the following characteristics compared to the S&P 500 Index averages: higher sales and operating earnings growth, more stable earnings growth rates, lower debt-to-capital ratio and higher return on equity. The Sub-Adviser will also consider the quality of company management and the strength of the company's position among its competitors. Additionally, the Sub-Adviser will assess the long-term economic outlook and the risk/return of securities in allocated investments among industry sectors.

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RISKS OF INVESTING. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above average long-term growth of capital. The Fund's value will change primarily with changes in the prices of the common stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

The information included under the heading FRANKLIN ADVISERS, INC. in the sub-section SUB-ADVISERS on page 55 of the prospectus is hereby deleted and replaced with the following:

ABN AMRO ASSET MANAGEMENT, INC. ABN AMRO Asset Management, Inc. ("ABN AMRO") is sub-adviser to the LARGE CAP GROWTH FUND. As sub-adviser, ABN AMRO provides day-to-day portfolio management services to the Fund. ABN AMRO is located at 161 North Clark Street, Chicago, IL 60601. As of December 31, 2003, ABN AMRO had approximately $8 billion in assets under management. Bernard F. Myszkowski, CFA, and Richard S. Drake, CFA, are primarily responsible for the day-to-day management of the Fund.

Bernard F. Myszkowski, CFA, Executive Vice President, Director of Equity Investments, has been associated with ABN AMRO and its predecessors and/or affiliates since 1969, and has played an integral role in building the foundation of the equity department. Mr. Myszkowski currently oversees all aspects of equity investments for the firm. Previous experience includes: The Chicago Trust Company, portfolio manager and research analyst; Mallinckrodt College (now part of Loyola University Chicago), Instructor of Finance. Affiliations include: Member, Association for Investment Management and Research; University Club of Chicago; Investment Analyst Society of Chicago. Mr. Myszkowski is a participating member of Chicago Capital Management's Asset Allocation Committee. Mr. Myszkowski has a Bachelor of Science from DePaul University, Master of Business Administration from Northwestern University and is a Chartered Financial Analyst charterholder.

Richard S. Drake, CFA, Senior Managing Director, Director of Equity Research, has been associated with ABN AMRO and its predecessors and/or affiliates since 1999 and previously from 1986-1994 as assistant vice president, senior investment analyst. Additional experience includes: Duff & Phelps Investment Management Company, senior vice president, portfolio manager; Society Asset Management, Keycorp, vice president, senior research investment officer. Affiliations include: Chicago Analyst Society; Association of Investment Management and Research. Mr. Drake received his BBA from the University of Cincinnati, a Master of Business Administration from the Kellogg Graduate School of Management/Northwestern University and is a Chartered Financial Analyst charterholder.

6.   CHANGES WITH RESPECT TO THE SMALL CAP GROWTH FUND

The information included under the heading RS INVESTMENT MANAGEMENT, INC. in the sub-section SUB-ADVISERS on page 57 of the prospectus is hereby deleted and replaced with the following:

BJURMAN, BARRY & ASSOCIATES. Bjurman, Barry & Associates ("Bjurman") is sub-adviser to the SMALL CAP GROWTH FUND. As sub-adviser, Bjurman provides day-to-day portfolio management services to the Fund. Bjurman is located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067.

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As of December 31, 2003, Bjurman managed more than $1.5 billion for individual and institutional clients.

Investment decisions for the Fund are made by Bjurman's Investment Policy Committee. Management of the Fund is done on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager. Mr. Barry, Chief Investment Officer and Senior Executive Vice President of Bjurman, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a BA in Economics and an MBA in Corporate Finance and Accounting and has over 30 years of investment experience.

7.   CHANGES WITH RESPECT TO THE SMALL CAP VALUE FUND

The information in the INVESTMENT STRATEGY and RISKS OF INVESTING sub-sections of the section entitled SMALL CAP VALUE FUND on page 42 of the prospectus is hereby deleted and replaced with the following:

INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. Investors will be given 60 days' advance notice of any change in this policy. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratio and lower forecasted growth values. Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements. The Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety. Under normal circumstances, the Fund's investment horizons for ownership of stocks will be two to three years.

Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000 Value Index at the time of investment.

RISKS OF INVESTING. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.

In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. These risks are even greater for the micro-cap companies that the Fund may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

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In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Securities traded in foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets. Any investments made by the Fund in emerging market countries are subject to all the risks of foreign investing generally, and have additional, heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk.

The Fund's ability to achieve its goal will depend largely on the Sub-Adviser's skill in selecting the Fund's investments using its opportunistic approach. In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

The information included under the heading ROYCE & ASSOCIATES, LLC in the sub-section SUB-ADVISERS on page 57 of the prospectus is hereby deleted and replaced with the following:

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Goldman Sachs Asset Management, L.P. ("GSAM") is sub-adviser to the SMALL CAP VALUE FUND. As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund. GSAM is located at 32 Old Slip, New York, New York 10005 and was registered as an investment adviser in 1990. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), managed approximately $400 billion in assets as of March 31, 2004.

Among the portfolio managers responsible for management of the Fund are Eileen Rominger, Chip Otness, Lisa Parisi, and Kelly Flynn. Ms. Rominger, Managing Director, with 24 years of investment experience joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as portfolio manager. Mr. Otness, Managing Director, with 34 years of investment experience joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. Ms. Parisi, Managing Director, with 19 years of investment experience joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, with 13 years of investment experience joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Kelly spent 3 years at Lazard Asset Management where he was a portfolio manager for Small Cap/Mid Cap Value products.

                                    * * * * *

               Please retain this Supplement for future reference.